                                                                       EXHIBIT 4




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                                CBRL GROUP, INC.

                                       AND

                           THE GUARANTORS NAMED HEREIN

                                       TO

                        BANKERS TRUST COMPANY, as Trustee

                                    INDENTURE

                         Dated as of ____________, 1999




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                             CROSS REFERENCE SHEET*

                                -----------------


         Certain Sections of this Indenture relating to Sections 310 through 318(a), inclusive, of the Trust Indenture Act of 1939, as amended:

Section of Trust Indenture Act of 1939                                                         Section of Indenture
--------------------------------------                                                         --------------------
310(a)(1) and (2)...............................................................................6.10
310(a)(3) and (4)...............................................................................Inapplicable
310(a)(5) ......................................................................................6.10
310(b)..........................................................................................6.10
310(c)..........................................................................................Inapplicable
311(a)..........................................................................................6.11
311(b)..........................................................................................6.11
311(c)..........................................................................................Inapplicable
312(a)..........................................................................................4.1
312(b)..........................................................................................4.2(b)
312(c)..........................................................................................4.2(c)
313(a)..........................................................................................6.6
313(b)..........................................................................................6.6
313(c)..........................................................................................6.6
313(d)..........................................................................................6.6
314(a)..........................................................................................4.3
314(b)..........................................................................................Inapplicable
314(c)(1) and (2)...............................................................................2.4 and 11.5
314(c)(3).......................................................................................Inapplicable
314(d)..........................................................................................Inapplicable
314(e)..........................................................................................11.5
314(f)..........................................................................................11.5
315(a)..........................................................................................6.1(b)
315(b)..........................................................................................6.5
315(c)..........................................................................................6.1(a)
315(d)(1).......................................................................................6.1(b)(1) and (2)
315(d)(2).......................................................................................6.1(c)(2)
315(d)(3).......................................................................................6.1(c)(3)
315(e)..........................................................................................5.11
316(a)(1)(A)....................................................................................5.9
316(a)(1)(B)....................................................................................5.10
316(a)(2).......................................................................................Inapplicable
316(b)..........................................................................................5.7
316(c)..........................................................................................2.7
317(a)(1) and (2)...............................................................................5.2
317(b)..........................................................................................3.2 and 3.3
318(a)..........................................................................................11.7


-----------------------

         * This cross reference sheet shall not, for any purpose, be deemed to be a part of this Indenture.

         Attention should also be directed to Section 318(c) of the Trust Indenture Act of 1939, as amended, which provides that the provisions of Sections 310 through 317 of such Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                TABLE OF CONTENTS

                                                                                                               Page

PARTIES...........................................................................................................1

RECITALS..........................................................................................................1

ARTICLE I                  DEFINITIONS............................................................................1

         Section 1.1       Certain Terms Defined..................................................................1
                           "Affiliate"............................................................................2
                           "Attributable Debt"....................................................................2
                           "Authorized Newspaper".................................................................2
                           "Board of Directors"...................................................................2
                           "Board Resolution".....................................................................2
                           "Business Day".........................................................................2
                           "Commission"...........................................................................2
                           "Composite Rate".......................................................................2
                           "Consolidated Funded Indebtedness".....................................................3
                           "Consolidated Net Tangible Assets".....................................................3
                           "Consolidated Subsidiaries"............................................................3
                           "Corporate Trust Office"...............................................................3
                           "Coupon"...............................................................................3
                           "Depositary"...........................................................................3
                           "Event of Default".....................................................................3
                           "Funded Indebtedness"..................................................................3
                           "GAAP".................................................................................3
                           "Guarantee"............................................................................4
                           "Guarantor"............................................................................4
                           "Holder", "Holder of Securities", "Securityholder".....................................4
                           "Indebtedness".........................................................................4
                           "Indenture"............................................................................4
                           "Indenture Obligations" ...............................................................4
                           "Interest".............................................................................4
                           "Issuer"...............................................................................4
                           "Issuer Order".........................................................................5
                           "Lien".................................................................................5
                           "Net Tangible Assets"..................................................................5
                           "Officers' Certificate"................................................................5
                           "Opinion of Counsel"...................................................................5
                           "original issue date"..................................................................5
                           "Original Issue Discount Security".....................................................5
                           "Outstanding"..........................................................................6
                           "Person"...............................................................................6

                           "principal"............................................................................6
                           "Principal Property"...................................................................6
                           "Registered Global Security"...........................................................7
                           "Registered Security"..................................................................7
                           "Responsible Officer",.................................................................7
                           "Security" or "Securities".............................................................7
                           "Subsidiary"...........................................................................7
                           "Trust Indenture Act of 1939"..........................................................7
                           "Trustee"..............................................................................7
                           "Unregistered Security"................................................................7
                           "U.S. Government Obligations"..........................................................7
                           "vice president",......................................................................7
                           "Yield to Maturity"....................................................................8

ARTICLE II                 SECURITIES.............................................................................8

         Section 2.1       Forms Generally........................................................................8
         Section 2.2       Form of Trustee's Certificate of Authentication........................................8
         Section 2.3       Amount Unlimited; Issuable in Series...................................................8
         Section 2.4       Authentication and Delivery of Securities.............................................11
         Section 2.5       Execution of Securities...............................................................13
         Section 2.6       Certificate of Authentication.........................................................14
         Section 2.7       Denomination and Date of Securities; Payments of Interest.............................14
         Section 2.8       Registration, Transfer and Exchange...................................................15
         Section 2.9       Mutilated, Defaced, Destroyed, Lost and Stolen Securities.............................19
         Section 2.10      Cancellation of Securities; Destruction Thereof.......................................20
         Section 2.11      Temporary Securities..................................................................20

ARTICLE III                COVENANTS.............................................................................21

         Section 3.1       Payment of Principal and Interest.....................................................21
         Section 3.2       Offices for Payments, etc.............................................................22
         Section 3.3       Paying Agents.........................................................................22
         Section 3.4       Written Statement to Trustee..........................................................23
         Section 3.5       Limitation on Liens...................................................................24
         Section 3.6       Limitation on Sale and Lease-Back.....................................................26
         Section 3.7       Guarantees............................................................................26
         Section 3.8       Additional Guarantors.................................................................26
         Section 3.9       Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries..........26

         ARTICLE IV        SECURITYHOLDERS LISTS AND REPORTS BY THE
                           ISSUER, THE GUARANTORS AND THE TRUSTEE................................................26

         Section 4.1       Issuer to Furnish Trustee Information as to Names and
                                    Addresses of Securityholders.................................................26
         Section 4.2       Preservation and Disclosure of Securityholders Lists..................................27

         Section 4.3       Reports by the Issuer and each Guarantor..............................................28

ARTICLE V                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                           ON EVENT OF DEFAULT...................................................................29

         Section 5.1       Event of Default Defined; Acceleration of Maturity;
                                    Waiver of Default............................................................29
         Section 5.2       Collection of Indebtedness by Trustee; Trustee May Prove Debt.........................32
         Section 5.3       Application of Proceeds...............................................................34
         Section 5.4       Suits for Enforcement.................................................................35
         Section 5.5       Restoration of Rights on Abandonment of Proceedings...................................35
         Section 5.6       Limitations on Suits by Securityholders...............................................36
         Section 5.7       Unconditional Right of Securityholders to Institute Certain Suits.....................36
         Section 5.8       Powers and Remedies Cumulative; Delay or Omission
                                    Not Waiver of Default........................................................36
         Section 5.9       Control by Holders of Securities......................................................37
         Section 5.10      Waiver of Past Defaults...............................................................37
         Section 5.11      Right of Court to Require Filing of Undertaking to Pay Costs..........................38

ARTICLE VI                 CONCERNING THE TRUSTEE................................................................38

         Section 6.1       Duties of Trustee.....................................................................38
         Section 6.2       Rights of Trustee.....................................................................40
         Section 6.3       Individual Rights of Trustee..........................................................41
         Section 6.4       Trustee's Disclaimer..................................................................41
         Section 6.5       Notice of Defaults....................................................................41
         Section 6.6       Reports by Trustee to Holders.........................................................42
         Section 6.7       Compensation and Indemnity............................................................42
         Section 6.8       Replacement of Trustee................................................................43
         Section 6.9       Successor Trustee by Merger...........................................................44
         Section 6.10      Eligibility; Disqualification.........................................................44
         Section 6.11      Preferential Collection of Claims Against Issuer......................................44

ARTICLE VII                CONCERNING THE SECURITYHOLDERS........................................................44

         Section 7.1       Evidence of Action Taken by Securityholders...........................................44
         Section 7.2       Proof of Execution of Instruments and of Holding of Securities........................44
         Section 7.3       Holders to Be Treated as Owners.......................................................45
         Section 7.4       Securities Owned by Issuer or any Guarantor Deemed
                                    Not Outstanding..............................................................46
         Section 7.5       Right of Revocation of Action Taken...................................................46

ARTICLE VIII               SUPPLEMENTAL INDENTURES...............................................................47
         Section 8.1       Supplemental Indentures Without Consent of Securityholders............................47

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
         Section 8.2       Supplemental Indentures With Consent of Securityholders...............................48
         Section 8.3       Effect of Supplemental Indenture......................................................50
         Section 8.4       Documents to Be Given to Trustee......................................................50
         Section 8.5       Notation on Securities in Respect of Supplemental Indentures..........................50

ARTICLE IX                 CONSOLIDATION, MERGER, SALE OR CONVEYANCE.............................................50

         Section 9.1       Issuer May Consolidate, etc., on Certain Terms........................................50
         Section 9.2       Successor Issuer Substituted..........................................................51
         Section 9.3       Opinion of Counsel Delivered to Trustee...............................................51

ARTICLE X                  SATISFACTION AND DISCHARGE OF INDENTURE;
                           UNCLAIMED MONEYS......................................................................52

         Section 10.1      Satisfaction and Discharge of Indenture...............................................52
         Section 10.2      Application by Trustee of Funds Deposited for Payment of Securities...................54
         Section 10.3      Repayment of Moneys Held by Paying Agent..............................................54
         Section 10.4      Return of Moneys Held by Trustee and Paying Agent
                                    Unclaimed for Two Years......................................................55
         Section 10.5      Indemnity for U.S. Government Obligations.............................................55

ARTICLE XI                 MISCELLANEOUS PROVISIONS..............................................................55

         Section 11.1      Incorporators, Stockholders, Officers and Directors of Issuer or
                                    any Guarantor Exempt from Individual Liability...............................55
         Section 11.2      Provisions of Indenture for the Sole Benefit of Parties
                                    and Holders of Securities and Coupons........................................56
         Section 11.3      Successors and Assigns of Issuer and Guarantors
                                    Bound by Indenture...........................................................56
         Section 11.4      Notices and Demands on Issuer, Guarantors, Trustee and
                                    Holders of Securities and Coupons............................................56
         Section 11.5      Officers' Certificates and Opinions of Counsel; Statements to
                                    Be Contained Therein.........................................................57
         Section 11.6      Payments Due on Saturdays, Sundays and Holidays.......................................58
         Section 11.7      Conflict of Any Provision of Indenture with Trust
                                    Indenture Act of 1939........................................................58
         Section 11.8      New York Law to Govern................................................................58
         Section 11.9      Counterparts..........................................................................58
         Section 11.10     Effect of Headings....................................................................58

ARTICLE XII                REDEMPTION OF SECURITIES AND SINKING FUNDS............................................59
         Section 12.1      Applicability of Article..............................................................59
         Section 12.2      Election to Redeem; Notice of Redemption; Partial Redemptions.........................59
         Section 12.3      Payment of Securities Called for Redemption...........................................60

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
         Section 12.4      Exclusion of Certain Securities from Eligibility for Selection for Redemption...............................................................61
         Section 12.5       Mandatory and Optional Sinking Funds.................................................61

ARTICLE XIII               GUARANTEES............................................................................64

         Section 13.1      Unconditional Guarantee...............................................................64
         Section 13.2      Execution and Delivery of Guarantee...................................................65
         Section 13.3      Additional Guarantors.................................................................65
         Section 13.4      Release of a Guarantor................................................................65
         Section 13.5      Waiver of Subrogation.................................................................66
         Section 13.6      Reliance on Judicial Order or Certificate of Liquidating
                                    Agent Regarding Dissolution, etc. of Guarantors..............................66
         Section 13.7      Article XIII Applicable to Paying Agents..............................................67
         Section 13.8      No Suspension of Remedies.............................................................67
         Section 13.9      Limitation of Guarantor's Liability...................................................67
         Section 13.10     Contribution from Other Guarantors....................................................67
         Section 13.11     Obligations Reinstated................................................................67
         Section 13.12     No Obligation To Take Action Against the Issuer.......................................68
         Section 13.13     Dealing with the Issuer and Others....................................................68
         Section 13.14     Guarantee Forms.......................................................................68

EXHIBIT A - LIST OF GUARANTORS

                  THIS INDENTURE, dated as of ________________, 1999, is made and entered into by and between CBRL GROUP, INC., a Tennessee corporation (the "Issuer"), the guarantors named herein (herein collectively called the "Guarantors") and BANKERS TRUST COMPANY, as Trustee (the "Trustee").

                              W I T N E S S E T H :

                  WHEREAS, the Issuer and each Guarantor has duly authorized the issue from time to time of the Issuer's unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

                  WHEREAS, each Guarantor has duly authorized its Guarantee (as defined herein) of the Securities under the terms set forth herein;

                  WHEREAS, the Issuer and each Guarantor has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

                  WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Guarantors, and to make the Guarantees the valid agreements of each of the Guarantors, in accordance with their respective terms, have been done;

                  NOW, THEREFORE:

                  In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer, each Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the Coupons, if any, appertaining thereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1       Certain Terms Defined.

                  The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933, as amended, are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said force at the date of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Attributable Debt" shall have the meaning set forth in
Section 3.5.

                  "Authorized Newspaper" means a newspaper (which will be, if practicable, The Wall Street Journal (eastern edition)) published at least once a day for at least five days in each calendar week and of general circulation in The City of New York. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

                  "Board of Directors" means either the Board of Directors of the Issuer or a Guarantor, as the case may be, or any committee of such Board duly authorized to act on its behalf.

                  "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer or a Guarantor, as the case may be, to have been duly adopted, or consented to, by the Board of Directors and to be in full force and effect and delivered to the Trustee.

                  "Business Day" means, with respect to any Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized or required by law or regulation to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

                  "Composite Rate" means, at any time, the rate of interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by the Securities of each series (as specified on the face of the Securities of each series; provided that, in the case of the Securities with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be the interest rate applicable to such Securities at the beginning of the year in which the Composite Rate is being determined and; provided, further, that, in the case of

Securities which do not bear interest, the interest rate to be used in calculating the Composite Rate shall be a rate equal to the yield to maturity on such Securities, calculated at the time of issuance of such Securities) multiplied, in the case of each series of Securities, by the percentage of the aggregate principal amount of the Securities of all series Outstanding represented by the Outstanding Securities of such series.

                  "Consolidated Funded Indebtedness" means the Funded Indebtedness of the Issuer and its Consolidated Subsidiaries consolidated in accordance with GAAP and as provided in the definition of Funded Indebtedness.

                  "Consolidated Net Tangible Assets" means the Net Tangible Assets of the Issuer and its Consolidated Subsidiaries consolidated in accordance with GAAP and as provided in the definition of Net Tangible Assets. In determining Consolidated Net Tangible Assets, minority interests in unconsolidated subsidiaries shall be included.

                  "Consolidated Subsidiaries" means subsidiaries the accounts of which are consolidated with those of the Issuer in the preparation in accordance with GAAP of its consolidated financial statements.

                  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located in The City of New York.

                  "Coupon" means any interest coupon appertaining to a Security.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to
Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

                  "Event of Default" means any event or condition specified as such in Section 5.1.

                  "Funded Indebtedness", as used in reference to any corporation, means all Indebtedness of such corporation which would, in accordance with GAAP, be classified as funded indebtedness, but in any event including all Indebtedness, whether secured or unsecured, of such corporation having a final maturity (or renewable or extendable at the option of such corporation for a period ending) more than one year after the date as of which Funded Indebtedness is to be determined.

                  "GAAP" means generally accepted accounting principles in effect in the United States that are applicable as of the date hereof and that are consistently applied for all applicable periods.

                  "Guarantee" means the guarantee of a Guarantor as set forth in
Article XIII or as evidenced by a supplemental indenture.

                  "Guarantor" means (a) each Subsidiary identified on Exhibit A and (b) each of the Issuer's Subsidiaries that in the future executes a supplemental indenture pursuant to which such Subsidiary agrees to be bound by the terms of this Indenture pursuant to Article XIII or otherwise.

                  "Holder", "Holder of Securities", "Securityholder" or other similar terms mean (a) in the case of any Registered Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

                  "Indebtedness" means any and all obligations of a corporation for money borrowed which in accordance with GAAP would be reflected on the balance sheet of such corporation as a liability on the date as of which Indebtedness is to be determined. For the purpose of computing the amount of any Funded or other Indebtedness of any corporation, there shall be excluded all Indebtedness of such corporation for the payment or redemption or satisfaction of which money or securities (or evidences of such Indebtedness, if permitted under the terms of the instrument creating such Indebtedness) in the necessary amount shall have been deposited in trust with the proper depositary, whether upon or prior to the maturity or the date fixed for redemption of such Indebtedness; and, in any instance where Indebtedness is so excluded, for the purpose of computing the assets of such corporation there shall be excluded the money, securities or evidences of Indebtedness deposited by such corporation in trust for the purpose of paying or satisfying such Indebtedness.

                  "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as provided herein, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                  "Indenture Obligations" means the obligations of the Issuer and any other obligor under this Indenture or under the Securities, to pay principal of, premium, if any, and interest on the Securities when due and payable, whether at maturity, by acceleration, call for redemption or repurchase or otherwise, and all other amounts due or to become due under or in connection with this Indenture, the Securities or the Guarantees and the performance of all other obligations to the Trustee (including, but not limited to, payment of all amounts due the Trustee under Section 6.7 hereof) and the Holders of the Securities under this Indenture, the Securities and the Guarantees, according to the terms thereof.

                  "Interest" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

                  "Issuer" means (except as otherwise provided in Article VI) CBRL Group, Inc. and, subject to Article IX, its successors and assigns.

                  "Issuer Order" means a written statement, request or order of the Issuer signed in its name by the chairman of the Board of Directors, the president or any vice president of the Issuer.

                  "Lien" has the meaning set forth in Section 3.5.

                  "Net Tangible Assets", as used in reference to the assets of any corporation, means the total amount of assets of such corporation, both real and personal (exclusive of licenses, patents, patent applications, copyrights, trademarks, trade names, good will, experimental or organizational expense and other like intangibles, treasury stock and unamortized discount and expense) less the sum of:

                           (1) all reserves for depletion, depreciation,
                  obsolescence and/or amortization of its properties (other than those excluded as provided above) as shown by the books of such corporation (other than general contingency reserves, reserves representing mere appropriations of surplus and reserves to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as provided above); and

                           (2) all Indebtedness and other current liabilities of
                  such corporation other than (a) Funded Indebtedness, (b) deferred income taxes, (c) reserves which have been deducted pursuant to the preceding clause (1), (d) general contingency reserves and reserves representing mere appropriations of surplus and (e) liabilities to the extent related to intangible assets which have been excluded in calculating Net Tangible Assets as provided above.

                  "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors or the president or any vice president and by the treasurer or the secretary or any assistant secretary of the Issuer or a Guarantor, as the case may be, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

                  "Opinion of Counsel" means an opinion in writing signed by the general corporate counsel of the Issuer or a Guarantor or such other legal counsel who may be an employee of or counsel to the Issuer or a Guarantor. Each such opinion shall include the statements provided for in Section 11.5.

                  "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 5.1.

                  "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

                           (a) Securities theretofore canceled by the Trustee or
                  delivered to the Trustee for cancellation;

                           (b) Securities, or portions thereof, for the payment
                  or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer or any Guarantor) or shall have been set aside, segregated and held in trust by the Issuer or any Guarantor for the Holders of such Securities (if the Issuer or such Guarantor shall act as its own paying agent); provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided herein, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                           (c) Securities in substitution for which other
                  Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section
                  2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer and each Guarantor).

                  In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "principal", whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

                  "Principal Property" has the meaning set forth in Section 3.5.

                  "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in
Section 2.4.

                  "Registered Security" means any Security registered on the Security register of the Issuer.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

                  "Subsidiary" means any corporation or other business entity a majority of the outstanding voting stock or membership or other interest, as the case may be, of which is owned, directly or indirectly, by the Issuer, or by one or more subsidiaries of the Issuer, or by the Issuer and one or more subsidiaries of the Issuer.

                  "Trust Indenture Act of 1939" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, the "Trust Indenture Act of 1939" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                  "Unregistered Security" means any Security other than a Registered Security.

                  "U.S. Government Obligations" shall have the meaning set forth in Section 10.1(A).

                  "vice president", when used with respect to the Issuer, a Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

                  "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.


                                   ARTICLE II

                                   SECURITIES

Section 2.1       Forms Generally.

                  The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

                  The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons as evidenced by their execution of such Securities and Coupons.

Section 2.2       Form of Trustee's Certificate of Authentication.

                   The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.



                                                  -------------------------,
                                                            as Trustee

                                                  By                       ,
                                                     ---------------------
                                                       Authorized Officer

Section 2.3       Amount Unlimited; Issuable in Series.

                   The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series and the Securities of each series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Issuer. There shall be established in or pursuant to one or more Board Resolutions or, to the extent established pursuant to (rather than set forth in) a Board Resolution, in an Officers' Certificate detailing such establishment and/or established in one or more indentures supplemental hereto:

                           (1) the designation of the Securities of the series
                  (which may be part of a series of Securities previously issued);

                           (2) any limit upon the aggregate principal amount of
                  the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

                           (3) the date or dates on which the principal of the
                  Securities of the series is payable;

                           (4) the rate or rates at which the Securities of the
                  series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                           (5) the place or places where the principal of and
                  any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

                           (6) the right, if any, of the Issuer to redeem
                  Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which, and any terms and conditions upon which, Securities of the series may be redeemed, pursuant to any sinking fund or otherwise;

                           (7) the obligation, if any, of the Issuer to redeem,
                  purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation or the right of the Issuer to remarket Securities of the series that have been redeemed, purchased or repaid;

                           (8) if other than denominations of $1,000 and any
                  integral multiple thereof in the case of Registered Securities, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

                           (9) if other than the principal amount thereof, the
                  portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                           (10) if the amount of payments of principal of and
                  interest on the Securities of the series may be determined with reference to an index, formula or method, the manner in which such amounts shall be determined;

                           (11) whether the Securities of the series will be
                  issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in
                  Section 2.8, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

                           (12) whether, under what circumstances and in what
                  amounts the Issuer will pay additional amounts on the Securities of the series held by a Person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

                           (13) if the Securities of such series are to be
                  issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                           (14) whether warrants shall be attached to such
                  Securities and the terms of any such warrants;

                           (15) whether such Securities are exchangeable or
                  convertible into new Securities of a different series and/or shares of stock of the Issuer and/or other securities and the terms of such exchange or conversion and the terms, rights and preferences of such Securities or stock;

                           (16) any trustees, depositaries, authenticating or
                  paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

                           (17) any Guarantee with the respect to the Securities
                  of such series;

                           (18) any other events of default or covenants with
                  respect to the Securities of such series; and

                           (19) any other terms of the series (which terms shall
                  not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series and Coupons, if any, appertaining thereto, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                  If any of the foregoing terms are not available at the time such Board Resolutions are adopted, or such Officers' Certificate or any supplemental indenture is executed, such Board Resolutions, Officers' Certificate or supplemental indenture may reference the document or documents to be created in which such terms will be set forth prior to the issuance of such Securities.

Section 2.4       Authentication and Delivery of Securities.

                  The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

                           (1)      an Issuer Order requesting such
                  authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer;

                           (2) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections
                  2.1 and 2.3 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

                           (3) an Officers' Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections
                  2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                           (4)      an Opinion of Counsel to the effect that:

                                    (a) the form or forms and terms of such
                           Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

                                    (b) the authentication and delivery of such
                           Securities and Coupons, if any, by the Trustee are authorized under the provisions of this Indenture;

                                    (c) such Securities and Coupons, if any,
                           when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer; and

                                    (d) all laws and requirements in respect of
                           the execution and delivery by the Issuer of the Securities and Coupons, if any, have been complied with, and covering such other matters as the Trustee may reasonably request.

                  Notwithstanding the provisions of Section 2.3 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution and/or Officers' Certificate otherwise required pursuant to Section 2.3 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued. After the original issuance of the first Security of such series to be issued, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Issuer that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

                  If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary".

                  Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

Section 2.5       Execution of Securities.

                  The Securities and, if applicable, each Coupon appertaining thereto and each Guarantee shall be signed on behalf of the Issuer and each Guarantor, as the case may be, by the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president or its treasurer, under its corporate seal (except in the case of Coupons) which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                  In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; in case any officer of any Guarantor who shall have signed a Guarantee shall cease to be such officer before the Guarantee so signed shall be delivered by the Trustee or disposed of by such Guarantor, such Guarantee nevertheless may be delivered or disposed of as though the person who signed such Guarantee had not ceased to be such officer of such Guarantor; and any Security, Coupon or Guarantee may be signed on behalf of the Issuer or any Guarantor, as the case may be, by such persons as, at the actual date of the execution of such Security, Coupon or Guarantee, shall be the proper officers of the Issuer or such Guarantor, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

Section 2.6       Certificate of Authentication.

                  Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

Section 2.7       Denomination and Date of Securities; Payments of Interest.

                  The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.3 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

                  Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Issuer referred to in
Section 2.3. Each Guarantee shall be dated as of the date of the Security to which it applies. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

                  The person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer and the Guarantors shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer and the Guarantors to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

Section 2.8       Registration, Transfer and Exchange.

                  The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

                  Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount, and the Guarantors shall execute and the Trustee shall deliver to the transferee or transferees a replacement Guarantee or Guarantees.

                  Unregistered Securities (except for any temporary Unregistered Securities) and Coupons (except for Coupons attached to any temporary Unregistered Global Securities) shall be transferable by delivery.

                  At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section
3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.3, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, such Unregistered Securities may be exchanged for Unregistered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section
3.2 or as specified pursuant to Section 2.3, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.3, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities and Guarantees are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities, and the Guarantors shall execute, and the Trustee shall deliver, the Guarantees which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Issuer. All Guarantees surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled and disposed of by the Trustee, and the Trustee will deliver a certificate of disposition thereof to the Guarantors.

                  All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder or his attorney duly authorized in writing.

                  The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                  The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

                  Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary with respect to such Registered Securities. If a successor Depositary for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities, and the Guarantors shall execute, and the Trustee shall deliver, Guarantees of such Registered Securities.

                  The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event, the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities, and the Guarantors shall execute, and the Trustee shall deliver, Guarantees of such Registered Securities.

                  If an Event of Default occurs and is continuing with respect to Registered Securities of any series issued in the form of one or more Registered Global Securities, upon written notice from the Depository, the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered forms without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities, representing such Registered Securities, in exchange for such Registered Global Security or Securities, and the Guarantors shall execute, and the Trustee shall deliver, Guarantees of such Registered Securities.

                  If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security and the accompanying Guarantee in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary and a replacement Guarantee. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge, and the Guarantors shall execute, and the Trustee shall deliver:

                           (i) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security, and a replacement Guarantee; and

                           (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above and a replacement Guarantee.

                  Upon the exchange of a Registered Global Security and the accompanying Guarantee for Securities in definitive registered form without Coupons, in authorized denominations, and replacement Guarantees, such Registered Global Security and the accompanying Guarantee shall be canceled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities and replacement Guarantees, to or as directed by the Persons in whose names such Securities are so registered.

                  All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange. All Guarantees issued upon any transfer or exchange Securities shall be valid obligations of the Guarantors, guaranteeing the same debt of the Issuer, and entitled to the same benefits under this Indenture, as the Guarantees surrendered upon such transfer or exchange.

                  Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

Section 2.9       Mutilated, Defaced, Destroyed, Lost and Stolen Securities.

                  In case any temporary or definitive Security, or any Coupon appertaining to any Security, or any Guarantee shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen, and the Guarantors shall execute a replacement Guarantee. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security, and related Coupons, and the Guarantee to the Trustee or such agent.

                  Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

                  Every substitute Security or Coupon of any series and every replacement Guarantee issued pursuant to the provisions of this Section by virtue of the fact that any such Security, Coupon or Guarantee is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer or the Guarantors, as the case may be, whether or not the destroyed, lost or stolen Security, Coupon or Guarantee shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder and any and all other Guarantees duly executed and delivered hereunder. All Securities, Coupons and Guarantees shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities, Coupons and Guarantees and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.10      Cancellation of Securities; Destruction Thereof.

                  All Securities, Coupons and Guarantees surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer, to any Guarantor or any agent of such Guarantor or to the Trustee or any agent of the Trustee, shall be delivered to the Trustee or any agent of the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it (unless such Securities are to be remarketed pursuant to the terms thereof); and no Securities, Coupons or Guarantees shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of canceled Securities, Coupons and Guarantees held by it and deliver a certificate of disposition to the Issuer or the Guarantors, as the case may be. If the Issuer or any Guarantor shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee or any agent of the Trustee or the agent of the Trustee for cancellation.

Section 2.11      Temporary Securities.

                  Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without Coupons, or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Registered Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer, be guaranteed by the Guarantors and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Issuer shall execute and shall furnish definitive Securities of such series and the Guarantors shall execute and deliver replacement Guarantees and thereupon temporary Registered Securities of such series and the accompanying Guarantees may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to
Section 2.3.

                                   ARTICLE III

                                    COVENANTS

Section 3.1       Payment of Principal and Interest.

                  The Issuer and the Guarantors covenant and agree for the benefit of each series of Securities that they will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and at the option of the Issuer may be paid by wire transfer (to Holders of $10,000,000 or more of Registered Securities) or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses at they appear on the registry books of the Issuer.

Section 3.2       Offices for Payments, etc.

                  The Issuer will maintain in The City of New York an agency where the Registered Securities of each series may be presented for payment, an agency where the Securities of each series may be presented for exchange as provided in this Indenture and, if applicable, pursuant to Section 2.3, an agency where the Registered Securities of each series may be presented for registration of transfer as provided in this Indenture.

                  The Issuer will maintain in The City of New York an agency where notices and demands to or upon the Issuer and/or the Guarantors, in respect of the Securities of any series, the Coupons appertaining thereto, this Indenture or any Guarantees may be served.

                  The Issuer will give to the Trustee written notice of the location of each such agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in The City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                  The Issuer may from time to time designate one or more additional agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.3 and where the Registered Securities of that series may be presented for registration of transfer as provided in this Indenture, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

Section 3.3       Paying Agents.

                  Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                           (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer and/or the Guarantors, or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, if any, or of the Trustee;

                           (b) that it will give the Trustee notice of any failure by the Issuer and/or the Guarantors (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable; and

                           (c) that at any time during the continuance of any such failure, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

                  The Issuer and/or the Guarantors will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer and/or the Guarantors will promptly notify the Trustee of any failure to take such action.

                  If the Issuer and the Guarantors shall designate the Issuer as their paying agent with respect to the Securities of any series, they will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer and/or the Guarantors will promptly notify the Trustee of any failure to take such action.

                  Anything in this Section to the contrary notwithstanding, but subject to Section 10.1, the Issuer and/or the Guarantors may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer and/or the Guarantors or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

                  The Issuer and the Guarantors hereby designate the Trustee as their initial paying agent hereunder.

Section 3.4       Written Statement to Trustee.

                  The Issuer and each Guarantor will deliver to the Trustee on or before April 15 in each year (beginning in 2000) a written statement, signed by two of their officers (which need not comply with Section 11.5), stating that in the course of the performance by the signers of their duties as officers of the Issuer and each Guarantor, as the case may be, they would normally have knowledge of any default by the Issuer or such Guarantor in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

Section 3.5       Limitation on Liens.

                  The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto as provided pursuant to Section 2.3.

                  (a) The Issuer will not itself, and will not permit any Consolidated Subsidiary to, issue, assume or guarantee any Indebtedness, if such Indebtedness is secured by mortgage, pledge, security interest or other lien or encumbrance (any mortgage, pledge, security interest or other lien or encumbrance being hereinafter in this Section 3.5 referred to as a "Lien") upon or with respect to any Principal Property, as defined below, or on the capital stock of any Consolidated Subsidiary that owns Principal Property (unless all obligations and indebtedness thereby secured are held by the Issuer or a Consolidated Subsidiary) without making effective provision whereby the Securities shall be secured by such Lien equally and ratably with any and all other obligations and indebtedness thereby secured; provided, however, that the foregoing restrictions shall not be applicable to:

                           (i) any Lien existing on any Principal Property of the Issuer or any Consolidated Subsidiary at the date of this Indenture;

                           (ii)     any Lien created by a Consolidated
                  Subsidiary in favor of the Issuer or any wholly-owned Consolidated Subsidiary securing Indebtedness of such Consolidated Subsidiary to the Issuer or to a wholly-owned Consolidated Subsidiary;

                           (iii) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                           (iv) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Issuer or a Consolidated Subsidiary and not created in contemplation of such event;

                           (v) any Lien on any asset existing at the time of acquisition thereof by the Issuer or any Consolidated Subsidiary and not created in contemplation of such event;

                           (vi) any Lien on any asset or any improvement thereof securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset or the making of any improvement thereof; provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof or the making of such improvement; and provided, further, that the principal amount of the Indebtedness secured by any such Lien, together with all other Indebtedness secured by a Lien on such property, shall not exceed the purchase price of such property or the cost of such improvement;

                           (vii) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of clauses (i) through (vi) above; provided that such Indebtedness is not increased and is not secured by any additional assets; and

                           (viii) liens arising in the ordinary course of business of the Issuer or any Consolidated Subsidiary which
                  (A) do not secure Indebtedness and (B) do not in the aggregate materially detract from the value of the assets of the Issuer or such Consolidated Subsidiary, as the case may be, or materially impair the use thereof, in the operation of the Issuer's or such Consolidated Subsidiary's business.

                  (b) Notwithstanding the provisions of subsection (a) of this Section 3.5, the Issuer or any Consolidated Subsidiary may issue, assume or guarantee Indebtedness secured by a Lien which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other such Indebtedness of the Issuer and its Consolidated Subsidiaries and the Attributable Debt in respect of Sale and Lease-Back Transactions (as defined in Section 3.6) existing at such time (other than Sale and Lease-Back Transactions not subject to the limitation contained in Section 3.6), does not at the time exceed 10% of Consolidated Net Tangible Assets. The term "Attributable Debt" as used in this paragraph shall mean, as of any particular time, the present value, discounted at the Composite Rate, of the obligation of a lessee for rental payments during the remaining term of any lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                  (c) For the purposes of this Section 3.5, the term "Principal Property" means (i) a parcel of improved or unimproved real estate or other physical facility or depreciable asset of the Issuer or a Subsidiary, the net book value of which on the date of determination exceeds 2% of the Consolidated Net Tangible Assets and (ii) any group of parcels of real estate, other physical facilities, and/or depreciable assets of the Issuer and/or its Subsidiaries, the net book value of which, when sold in one or a series of related Sale and Lease-Back Transactions or securing Indebtedness issued in respect of such Principal Properties, on the date of determination exceeds 2% of the Consolidated Net Tangible Assets. For purposes of the foregoing, "related Sale and Lease-Back

Transactions" refers to any two or more such contemporaneous transactions which are on substantially similar terms with substantially the same parties.

Section 3.6       Limitation on Sale and Lease-Back.

                  The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto as provided pursuant to Section 2.3.

                  The Issuer will not, nor will it permit any Consolidated Subsidiary to, enter into any arrangement with any Person (other than the Issuer) providing for the leasing by the Issuer or a Consolidated Subsidiary of any Principal Property (except for temporary leases for a term of not more than three years), which property has been or is to be sold or transferred by the Issuer or such Consolidated Subsidiary to such Person (herein referred to as a "Sale and Lease-Back Transaction"), unless (a) the net proceeds to the Issuer or such Consolidated Subsidiary from such sale or transfer equal or exceed the fair value (as determined by the Board of Directors) of the property so leased, (b) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a Lien on the property to be leased pursuant to Section 3.5, or (c) the Issuer shall, and in any such case the Issuer covenants that it will, apply an amount equal to the fair value (as determined by the Board of Directors) of the property so leased to the retirement (other than any mandatory retirement), within 90 days of the effective date of any such Sale and Lease-Back Transaction, of Funded Indebtedness of the Issuer.

Section 3.7       Guarantees.

                  The Company and each Guarantor will, and the Company will cause each Guarantor to, ensure at all times that, unless otherwise permitted by this Indenture, each Guarantee will remain in full force and effect and shall not be subordinated by written agreement in right of payment to any Obligation or other obligations of the Guarantor, unless required by applicable law.

Section 3.8       Additional Guarantors.

                  The Company will cause each Subsidiary that becomes a Subsidiary after the date hereof to execute and deliver a supplemental indenture pursuant to which it will become a Guarantor under this Indenture.

Section 3.9 Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.

                  The Company will not, and will not permit any of its Consolidated Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Consolidated Subsidiary to (a) pay dividends or make any other distributions on or in respect of its capital stock; (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any other Consolidated Subsidiary of the Company; or (c) transfer any of its property or assets to the Company or any other Consolidated Subsidiary of the Company.


                                   ARTICLE IV

                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                     ISSUER, THE GUARANTORS AND THE TRUSTEE

Section 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders.

                  The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each series:

                           (a) semiannually and not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section
                  2.3 for non-interest bearing Registered Securities in each year; and

                           (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished;

provided that if and so long as the Trustee shall be the Security registrar for such series and all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.

Section 4.2       Preservation and Disclosure of Securityholders Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Registered Securities (i) contained in the most recent list furnished to it as provided in Section 4.1 and (ii) received by it in the capacity of Security registrar for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with holders of all Securities respect to their rights under this Indenture, the Guarantees or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                           (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

                           (ii) inform such applicants as to the approximate number of Holders of Registered Securities of such series or of all Registered Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Holders of Registered Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Registered Securities of such series or of all Registered Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities and Coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

Section 4.3       Reports by the Issuer and each Guarantor.

                  The Issuer and each Guarantor covenants:

                  (a) to file with the Trustee, within 15 days after the Issuer and each Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer and each Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, or if the Issuer and the Guarantors are not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the

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



Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, or in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer and each Guarantor with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) to transmit by mail to the Holders of Securities, in the manner and to the extent required by Sections 6.6 and 11.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer and each Guarantor pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

Section 5.1       Event of Default Defined; Acceleration of Maturity; Waiver of
                  Default.

                  "Event of Default", with respect to Securities of any series wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of all or any part of the principal of (or premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                  (c) failure on the part of the Issuer or any Guarantor to duly observe or perform any other covenant or agreement on the part of the Issuer or any Guarantor in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance or breach of which is elsewhere in this Section specifically dealt with) or any Guarantee or contained in this Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer and the Guarantors by the Trustee or to the Issuer, the Guarantors and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such failure or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer, any Consolidated Subsidiary or any Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer, any Consolidated Subsidiary or any Guarantor or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (e) the Issuer, any Consolidated Subsidiary or any Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer, any Consolidated Subsidiary or any Guarantor or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

                  (f) default (i) in the payment of any principal on any Indebtedness of the Issuer or any Subsidiary in an aggregate principal amount in excess of $10,000,000 after giving effect to any applicable grace period and the holder thereof shall have taken affirmative action to enforce the payment thereof, or (ii) in the performance of any term or provision of any Indebtedness of the Issuer or any Subsidiary in an aggregate principal amount in excess of $10,000,000 that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, unless, in the case of either clause (i) or (ii) above, (x) such acceleration or action to enforce payment, as the case may be, has been rescinded or annulled,
(y) such Indebtedness has been discharged or (z) a sum sufficient to discharge in full such Indebtedness has been deposited in trust by or on behalf of the Issuer, in each case, within a period of 10 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or defaults and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of
Section 6.1 and 6.2, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Issuer, from any Holder, from the holder of any such Indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

                  (g) any Guarantee shall cease to be in full force and effect or is declared null and void or any Guarantor shall deny that it has any further liability under any Guarantee, or shall give

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



notice to such effect (other than by reason of the termination of this Indenture or the release of any Guarantee in accordance with Section 13.4); or

                  (h) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

If an Event of Default described in clauses (a), (b), (c), (g) or (h) (if the Event of Default under clause (c) or (h), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer and the Guarantors (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (c), (h) (if the Event of Default under clause (c) or (h), as the case may be, is with respect to all series of Securities then Outstanding), (d), (e) or (f) occurs and is continuing, then, and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer and the Guarantors (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer and/or the Guarantors shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal) and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may
be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the

Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class (or of all the Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Issuer, the Guarantors and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

Section 5.2       Collection of Indebtedness by Trustee; Trustee May Prove Debt.

                  The Issuer and each Guarantor covenant that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer and the Guarantors will pay, jointly and severally, to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and any other amounts owing to the Trustee under Section 6.7 hereunder except as a result of its negligence or bad faith.

                  In case the Issuer and the Guarantors shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, any Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer, any Guarantor or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Issuer, any Guarantor or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property, any Guarantor or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer, any Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, any Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer, any Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, any Guarantor or such other obligor;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7 except as a result of Trustee's negligence or bad faith.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  All rights of action and of asserting claims under this Indenture, under any of the Securities of any series or Coupons appertaining to such Securities or under any Guarantee may be enforced by the Trustee without the possession of any of the Securities of such series, or Coupons appertaining to such Securities, or such Guarantee or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

Section 5.3       Application of Proceeds.

                  Any moneys or other property collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys or other property on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities and the accompanying Guarantees in respect of which moneys or other property have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts and replacement Guarantees in exchange for the presented Securities of like series if only partially paid and such accompanying Guarantees, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys or other property has been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7 except as a result of Trustee's negligence or bad faith;

                  SECOND: In case the principal of the Securities of such series in respect of which moneys or other property has been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal of the Securities of such series in respect of which moneys or other property has been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

                  FOURTH: To the payment of the remainder, if any, to the Issuer, the Guarantors or any other person lawfully entitled thereto.

Section 5.4       Suits for Enforcement.

                  In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it and the Holders of any series of Securities by this Indenture, such Securities or the accompanying Guarantees by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture, such Securities or such Guarantees or in aid of the exercise of any power granted in this Indenture, such Securities or such Guarantees or to enforce any other legal or equitable rights vested in the Trustee and the Holders of such Securities by this Indenture, such Securities or such Guarantees or by law.

Section 5.5       Restoration of Rights on Abandonment of Proceedings.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture, any Security or any Guarantee, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Guarantors and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantors, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

Section 5.6       Limitations on Suits by Securityholders.

                  No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture, any Security or any Guarantee to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, any Security or any Guarantee, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 5.7       Unconditional Right of Securityholders to Institute Certain
Suits.

                  Notwithstanding any other provision in this Indenture, any Security or any Guarantee, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

                  Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture, any Security or any Guarantee or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

Section 5.9       Control by Holders of Securities.

                  The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, the Securities of such series or the accompanying Guarantees; and provided, further, that the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                  Nothing in this Indenture, the Securities of such series or the accompanying Guarantees shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

Section 5.10      Waiver of Past Defaults.

                  Prior to the acceleration of the maturity of any Securities of any series as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing voting as a single class may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or
                                      -37-
amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Guarantors, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 5.11      Right of Court to Require Filing of Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (c) or (h) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or, in the case of any suit relating to or arising under clause (c), (h) (if the suit under clause (c) or (h) relates to all the Securities then Outstanding),
(d), (e) or (f) of Section 5.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

Section 6.1       Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default with respect to the Securities of any series:

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



                           (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into the document against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not verify or confirm the accuracy thereof.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.1;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.9.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this
Section 6.1.

                  (e) No provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Moneys held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

                  (g) The Trustee shall have no responsibility relating to the filing of any UCC financing statements or continuation statements or with regard to any other filing concerning the Securities.

Section 6.2       Rights of Trustee.


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



                  (a) The Trustee may rely, and shall be protected in relying, upon on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (d) Before the Trustee acts or refrains from acting the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee indemnity reasonable to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (g) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, Officer's Certificate, or other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders or not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if advanced by the Trustee, shall be repaid by the Issuer upon demand.

                  (h) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

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



                  (i) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or any Guarantor, except as otherwise set forth herein, but the Trustee may require of the Issuer or any Guarantor full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Issuer or any Guarantor.

                  (j) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default.

                  (k) except for (i) a default under Section 5.1(a) or (b) hereof or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Issuer or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

Section 6.3       Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any paying agent, registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

Section 6.4       Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or the Guarantees, it shall not be accountable for the Issuer's nor any Guarantor's use of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities and the Guarantees under the Securities Act of 1933, as amended, or in the Indenture, the Securities (other than its certificate of authentication) or the Guarantees.

Section 6.5       Notice of Defaults.

                  If a default occurs and is continuing with respect to any Securities of any Series and if the Trustee has actual knowledge of such default, the Trustee shall give to each Securityholder of such series notice of the default within 90 days after such default occurs. Except in the case of a default described in Section 5.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders of such series.



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



Section 6.6       Reports by Trustee to Holders.

                  Within 60 days after each July 1 beginning with the July 1 following the date of this Indenture, the Trustee shall mail to each Securityholder of any series and each other person specified in Section 313(c) of the Trust Indenture Act of 1939 a brief report dated as of such July 1 that complies with Section 313(a) of the Trust Indenture Act of 1939 to the extent required thereby. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act of 1939.

                  A copy of each report at the time of its mailing to Securityholders of any series shall be filed with the Commission and each securities exchange on which the Securities of any series are listed. The Issuer agrees to notify the Trustee whenever the Securities of any series become listed on any securities exchange and of any delisting thereof.

Section 6.7       Compensation and Indemnity.

                  The Issuer and each Guarantor, jointly and severally, agree:

                  (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or willful misconduct; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including reasonable fees and expenses of its counsel) arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense may be attributable to its negligence or willful misconduct.

                  As security for the performance of the obligations of the Issuer and each Guarantor in this Section 6.7, the Issuer, each Guarantor and each Holder agree that the Trustee shall have a lien prior to the Securities on all moneys or property held or collected by the Trustee.

                  "Trustee" for purpose of this Section 6.7 includes any predecessor trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.


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



                  The Issuer's payment obligations pursuant to this Section 6.7 shall constitute additional indebtedness hereunder and shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(d) and 5.1(e), such expenses (including reasonable fees and expenses of its counsel) are intended to constitute expenses of administration under bankruptcy law.

Section 6.8       Replacement of Trustee.

                  The Trustee may resign at any time with respect to Securities of one or more series by so notifying the Issuer; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to such series at the time outstanding by so notifying the Trustee and the Issuer. The Issuer shall remove the Trustee if:

                  (a)      the Trustee fails to comply with Section 6.10;

                  (b)      the Trustee is adjudged bankrupt or insolvent;

                  (c) a receiver or public officer takes charge of the Trustee or its property; or

                  (d)      the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Issuer shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of such series.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the Securities of such series. The successor Trustee shall mail a notice of its succession to Securityholders so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

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



Section 6.9       Successor Trustee by Merger.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

Section 6.10      Eligibility; Disqualification.

                  The Trustee shall at all times satisfy the requirements of
Section 310(a)(1) of the Trust Indenture Act of 1939. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Neither the Issuer nor any Person directly or indirectly controlling, controlled by or under common control with the Issuer shall serve as Trustee hereunder. The Trustee shall comply with
Section 310(b) of the Trust Indenture Act of 1939.

Section 6.11      Preferential Collection of Claims Against Issuer.

                  The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.


                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

Section 7.1       Evidence of Action Taken by Securityholders.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee, the Issuer and the Guarantors if made in the manner provided in this Article.


Section 7.2       Proof of Execution of Instruments and of Holding of
                  Securities.

                  Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

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



                  (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections
         6.1 and 6.2, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                  (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

Section 7.3       Holders to Be Treated as Owners.

                  The Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer, the Guarantors nor the Trustee nor any agent of the Issuer, the Guarantors or the Trustee shall be affected by any notice to the contrary. The Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Guarantors, the Trustee, nor any agent of the Issuer, the Guarantors or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

Section 7.4       Securities Owned by Issuer or any Guarantor Deemed Not
                  Outstanding.

                  In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, any Guarantor or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, a Guarantor or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to such Securities and that the pledgee is not the Issuer, any Guarantor or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, any Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 7.5       Right of Revocation of Action Taken.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by

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



the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantors, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

Section 8.1       Supplemental Indentures Without Consent of Securityholders.

                  The Issuer and each Guarantor, when authorized by a resolution of their respective Boards of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                  (b) to evidence the succession of another corporation to the Issuer or to a Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer or a Guarantor pursuant to Article IX;

                  (c) to add to the covenants of the Issuer or the Guarantors such further covenants, restrictions, conditions or provisions as the Issuer, the Guarantors and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein, in any Security or in any Guarantee or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein, in any Security or in any Guarantee or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable; provided that no such action shall adversely affect the interests of the Holders of the Securities, Coupons or Guarantees;

                  (e) to establish the form of terms or Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3;

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.8; or

                  (g) to add any Guarantor pursuant to Section 13.3 hereof or otherwise.

                  The Trustee is hereby authorized to join with the Issuer and the Guarantors in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
Section 8.2.

Section 8.2       Supplemental Indentures With Consent of Securityholders.

                  With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer and each Guarantor, when authorized by a resolution of their respective Boards of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, any Security or any Guarantee or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section
5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any

Securityholder to institute suit for payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, (c) modify the ranking or priority of any Security or any Guarantee in respect thereof of any Guarantor in any manner adverse to the Holders of such Security or (d) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with this Indenture.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

                  Upon the request of the Issuer and the Guarantors, accompanied by a copy of a resolution of their respective Boards of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer and the Guarantors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by
Section 7.1, the Trustee shall join with the Issuer and the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, the Guarantees or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Issuer, the Guarantors and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

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



Section 8.3       Effect of Supplemental Indenture.

                  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture, any Security and any Guarantee shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture, any Security and any Guarantee of the Trustee, the Issuer, the Guarantors and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture, any Security and any Guarantee for any and all purposes.

Section 8.4       Documents to Be Given to Trustee.

                  The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture and that all conditions precedent therewith have been satisfied.

Section 8.5       Notation on Securities in Respect of Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series and replacement Guarantees so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer and the Guarantors, executed by the Issuer and authenticated and delivered by the Trustee in exchange for the Securities of such series then Outstanding, in the case of the Securities, and executed by the Guarantors and delivered by the Trustee in exchange for the Guarantees then outstanding, in the case of the Guarantees.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1       Issuer May Consolidate, etc., on Certain Terms.

                  The Issuer covenants that it will not merge or consolidate with any other Person or sell or convey (including by way of lease) all or substantially all of its assets to any Person, unless (i) either the Issuer shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a corporation or entity organized under the laws of the United States of America or

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



any state thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities and Coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, and (ii) the Issuer, such Person or such successor corporation or entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

Section 9.2       Successor Issuer Substituted.

                  In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which, together with any Coupons appertaining thereto, theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities, together with any Coupons appertaining thereto, which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities, together with any Coupons appertaining thereto, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued, together with any Coupons appertaining thereto, shall in all respects have the same legal rank and benefit under this Indenture as the Securities and Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Coupons had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

                  In the event of any such sale or conveyance (other than a conveyance by way of lease), the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.



Section 9.3       Opinion of Counsel Delivered to Trustee.

                  The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation

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



or dissolution, complies with the applicable provisions of this Indenture and that all conditions precedent therewith have been satisfied.

                                    ARTICLE X

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 10.1      Satisfaction and Discharge of Indenture.

                  (A) If at any time (a) the Issuer and/or the Guarantors shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer and/or the Guarantors shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9), or (c) in the case of any series of Securities where the exact amount of principal of and interest due on such Securities can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer and/or the Guarantors shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer or any Guarantor in accordance with Section 10.4) or direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and to pay the Trustee any and all amounts due the Trustee under
Section 6.7 hereunder, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series, and if, in any such case, the Issuer and/or the Guarantors shall also pay or cause to be paid all other sums payable hereunder by the Issuer and/or the Guarantors with respect to Securities of such series, then this Indenture and the Guarantees shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange of Securities of such series, and of Coupons appertaining thereto, and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive

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



mandatory sinking fund payments, if any, (iv) the rights (including the Trustee's rights under Section 10.5), obligations and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel which complies with Section 11.5 and at the cost and expense of the Issuer and the Guarantors, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture and the Guarantees with respect to such series; provided that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer and the Guarantors agree to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture, the Securities of such series or the Guarantees and to make any other payments due the Trustee under Section 6.7 hereunder.

                  (B) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Indenture and the Guarantees pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts of principal of and interest subsequently due on which can be determined at the time of making the deposit referred to in clause
(a) below, the Issuer and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness on all the Securities of such a series and the Coupons appertaining thereto on the 121st day after the date of the deposit referred to in clause (a) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto and the Guarantees shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, and of Coupons appertaining thereto, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive sinking fund payments, if any, (iv) the rights (including the Trustee's rights under Section 10.5), obligations and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2) and the Trustee, at the expense of the Issuer and the Guarantors, shall at the Issuer's and Guarantor's request, execute proper instruments acknowledging the same, if:

                  (a) with reference to this provision the Issuer and/or the Guarantors have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (i) cash in an amount or U.S. Government Obligations, maturing as to principal and interest at such times

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



         and in such amounts as will insure the availability of cash, or (ii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series and Coupons appertaining thereto on the date that such principal or interest is due and payable and all amounts due the Trustee under Section 6.7 hereunder and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer or a Guarantor is a party or by which the Issuer or a Guarantor is bound;

                  (c) the Issuer and each Guarantor has delivered to the Trustee an Officers' Certificate or an opinion of independent legal counsel satisfactory to the Trustee to the effect that Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

                  (d) the Issuer and each Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with, and the Opinion of Counsel shall also state that such deposit does not violate applicable law.

Section 10.2      Application by Trustee of Funds Deposited for Payment of
                  Securities.

                  Subject to Sections 6.7 and 10.4, all moneys deposited with the Trustee (or other trustee) pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

Section 10.3      Repayment of Moneys Held by Paying Agent.

                  In connection with the satisfaction and discharge of this Indenture and the Guarantees with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer or the Guarantors, be repaid to the Issuer and the Guarantors or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.


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



Section 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.

                  Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series or Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall, upon the written request of the Issuer or the Guarantors and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer and the Guarantors by the Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer and the Guarantors for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer and the Guarantors, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer and the Guarantors cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice, that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer and the Guarantors.

Section 10.5      Indemnity for U.S. Government Obligations.

                  The Issuer and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such obligations.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.1 Incorporators, Stockholders, Officers and Directors of Issuer or any Guarantor Exempt from Individual Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or in any Guarantee, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer, any Guarantor or the Trustee or of any successor of any of them, either directly or through the Issuer, any Guarantor or the Trustee or any successor of any of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by

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



the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

Section 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons.

                  Nothing in this Indenture, the Securities or the Coupons appertaining thereto or the Guarantees, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any.

Section 11.3      Successors and Assigns of Issuer and Guarantors Bound by
                  Indenture.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer and Guarantors shall bind their successors and assigns, whether so expressed or not.

Section 11.4 Notices and Demands on Issuer, Guarantors, Trustee and Holders of Securities and Coupons.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer and/or the Guarantors may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer and the Guarantors is filed by the Issuer with the Trustee) to CBRL Group, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087, Attention: James F. Blackstock. Any notice, direction, request or demand by the Issuer, any Guarantor or any Holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at Bankers Trust Company, Corporate Trust Administrative Services, 4 Albany Street, New York, New York 10006, Attention: Corporate Trust Administrative Services.

                  Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


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



                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and/or the Guarantors when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein.

                  Upon any application or demand by the Issuer or any Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or such Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Issuer or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Issuer or any Guarantor, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or such Guarantor, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate, statement or opinion of an officer of the Issuer, any Guarantor or counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or such Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or
                                      -57-
opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee or any Guarantor shall contain a statement that such firm is independent.

Section 11.6      Payments Due on Saturdays, Sundays and Holidays.

                  If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act of 1939, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 11.8      New York Law to Govern.

                  This Indenture, each Security and Coupon and each Guarantee shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

Section 11.9      Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 11.10     Effect of Headings.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


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                                   ARTICLE XII

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 12.1      Applicability of Article.

                  The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

Section 12.2      Election to Redeem; Notice of Redemption; Partial Redemptions.

                  The election of the Issuer to redeem any Securities shall be evidenced by, or pursuant to, a Board Resolution which shall identify the Securities to be redeemed. In the case of any redemption at the election of the Issuer of the Securities of any series with the same issue date, interest rate and stated maturity, the Issuer shall, at least 60 days prior to the redemption date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of the principal amount of securities of such series to be redeemed. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee, shall be given by mailing notice of such redemption, by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York, once in each of three successive calendar weeks, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                  The notice of redemption to the Trustee and to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the amount of accrued interest, if any, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part, only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                  The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

                  On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.3) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed at the election of the Issuer, the Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

                  If less than all the Securities of any series with the same issue date, interest rate and stated maturity are to be redeemed, the Trustee shall select by lot or in such manner as it shall deem appropriate and fair (which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series), the particular Securities of such Series to be redeemed. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 12.3      Payment of Securities Called for Redemption.

                  If notice of redemption has been given as provided above, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured

Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and
2.7 hereof.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

                  If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                  Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

Section 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption.

                  Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or
(b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

Section 12.5       Mandatory and Optional Sinking Funds.

                  The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                  On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

                  If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

                  On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

                  The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities; provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article V and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 5.10 or the default cured on or before the sixteenth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                  ARTICLE XIII

                                   GUARANTEES

Section 13.1      Unconditional Guarantee.

                  Each Guarantor hereby jointly and severally fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Issuer or any other Guarantor to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, upon redemption, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Issuer and the Guarantors to the Holders or the Trustee hereunder or thereunder (including, but not limited to, fees, expenses and all other obligations set forth in Section 6.7) and all other Indenture Obligations will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and
(b) in case of any extension of time of payment or renewal of any Securities or any of such other Indenture Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuer to the Holders, for whatever reason, each Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under the Guarantees, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Issuer.

                  Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Issuer, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

                  Each Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and its Guarantee. The Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Issuer or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Issuer or such Guarantor, any amount paid by the Issuer or such Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article XIII, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby or thereby, and (b) in the event of any acceleration of such obligations as provided in Article V hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of its Guarantee.

Section 13.2      Execution and Delivery of Guarantee.

                  To further evidence the Guarantee set forth in Section 13.1, each Guarantor hereby agrees that a notation of such Guarantee shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of each Guarantor.

                  Each of the Guarantors hereby agrees that its Guarantee set forth in Section 13.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                  If an officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of each Guarantor.

Section 13.3      Additional Guarantors.

                  Any Person that becomes a Subsidiary after the date of this Indenture shall become a Guarantor by executing and delivering to the Trustee
(a) a supplemental indenture, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid and binding obligation of such Person (subject to such customary assumptions and exceptions as may be acceptable to the Trustee in its reasonable discretion).

Section 13.4      Release of a Guarantor.

                  Upon the sale, exchange, transfer or other disposition (by merger or otherwise), other than a lease, of a Guarantor of all of the capital stock of such Guarantor or all, or substantially all, the assets of such Guarantor, to any Person that is not an Affiliate of the Issuer, and which sale or other disposition is otherwise in compliance with the terms of this Indenture, such Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article XIII without any further action required on the part of the Trustee or any Holder. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request of the Issuer accompanied by an Officers' Certificate certifying as to the compliance with this Section 13.4 and directing the Trustee to execute and deliver such release. Any Guarantor not so released will remain liable for the full amount of principal of, premium, if any, and interest on the Securities as provided in this Article XIII.

Section 13.5      Waiver of Subrogation.

                  Until this Indenture is discharged and all of the Securities are discharged and paid in full, each Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Issuer that arise from the existence, payment, performance or enforcement of the Issuer's obligations under the Securities or this Indenture and such Guarantor's obligations under its Guarantee and this Indenture, in any such instance, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy against the Issuer, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities under the Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied to the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 13.5 is knowingly made in contemplation of such benefits.

Section 13.6 Reliance on Judicial Order or Certificate of Liquidating Agent Regarding Dissolution, etc. of Guarantors.

                  Upon any payment or distribution of assets of any Guarantor referred to in this Article XIII, the Trustee, subject to the provisions of
Section 6.1, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article

XIII; provided, however, that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article XIII.

Section 13.7      Article XIII Applicable to Paying Agents.

                  In case at any time any paying agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article XIII shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article XIII in addition to or in place of the Trustee.

Section 13.8      No Suspension of Remedies.

                  Nothing contained in this Article XIII shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article V or to pursue any rights or remedies hereunder or under applicable law.

Section 13.9      Limitation of Guarantor's Liability.

                  Each Guarantor and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor will not constitute a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of, any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Article XIII, will result in the obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

Section 13.10     Contribution from Other Guarantors.

                  Each Guarantor that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

Section 13.11     Obligations Reinstated.

                  The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of any Guarantor hereunder (whether such payment shall have been made by or on behalf of the Issuer or by or on behalf of a Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Issuer or any

Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Issuer is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Issuer, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

Section 13.12     No Obligation To Take Action Against the Issuer.

                  Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Indenture Obligations or against the Issuer or any other Person or any property of the Issuer or any other Person before the Trustee is entitled to demand payment and performance by any or all Guarantors of their liabilities and obligations under their Guarantees or under this Indenture.

Section 13.13     Dealing with the Issuer and Others.

                  The Holders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Guarantor hereunder and without the consent of or notice to any Guarantor, may:

                   (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Issuer or any other Person;

                   (b) take or abstain from taking security or collateral from the Issuer or from perfecting security or collateral of the Issuer;

                   (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Issuer or any third party with respect to the obligations or matters contemplated by this Indenture or the Securities;

                   (d) accept compromises or arrangements from the Issuer;

                   (e) apply all moneys at any time received from the Issuer or from any security upon such part of the Indenture Obligations as the Holders may see fit or change any such application in whole or in part from time to time as the Holders may see fit; and

                   (f) otherwise deal with, or waive or modify their right to deal with, the Issuer and all other Persons and any security as the Holders or the Trustee may see fit.

Section 13.14      Guarantee Forms.

                   The Guarantees shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board

Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees.

                   The Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees.

                            [signature pages follow]

                   IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                 CBRL GROUP, INC.


                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:


                                 CRACKER BARREL OLD COUNTRY STORE, INC.


                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:


                                 LOGAN'S ROADHOUSE, INC.


                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:


                                 ROCKING CHAIR, INC.


                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:


                                 CPM MERGER CORPORATION


                                 By:
                                     -----------------------------------------
                                      Name:
                                      Title:

                                  CBOCS WEST, INC.


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:


                                  CBOCS DISTRIBUTION, INC.


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:


                                  CBOCS MICHIGAN, INC.


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:


                                  CBOCS SIERRA, INC.


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:


                                  BANKERS TRUST COMPANY,
                                   as Trustee


                                  By:
                                     -----------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT A

                               List of Guarantors

                     CRACKER BARREL OLD COUNTRY STORE, INC.
                             LOGAN'S ROADHOUSE, INC.
                               ROCKING CHAIR, INC.
                             CPM MERGER CORPORATION
                            CBOCS DISTRIBUTION, INC.
                              CBOCS MICHIGAN, INC.
                               CBOCS SIERRA, INC.